UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 22, 2016

Citigroup Commercial Mortgage Trust 2016-GC36
(Exact name of issuing entity)

Citigroup Commercial Mortgage Securities Inc.
(Exact name of the depositor as specified in its charter)

Citigroup Global Markets Realty Corp.

Goldman Sachs Mortgage Company

Cantor Commercial Real Estate Lending, L.P.

Starwood Mortgage Funding I LLC

(Exact name of sponsors as specified in their charters)

Delaware	333-207132-01	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

390 Greenwich Street
New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code (212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K/A (the “February 18, 2016 Form 8-K/A”), filed with the Securities and Exchange Commission (the “SEC”) on February 18, 2016, with respect to Citigroup Commercial Mortgage Trust 2016-GC36, Commercial Mortgage Pass-Through Certificates, Series 2016-GC36, as and to the extent described below. The purpose of this amendment is to replace the version of the pooling and servicing agreement (the CFCRE 2016-C3 pooling and servicing agreement) filed as Exhibit 4.3 to the February 18, 2016 Form 8-K/A with the version attached to this Form 8-K/A as Exhibit 4.3, which contains a few revisions to the previously filed version. Effective upon the filing of this Form 8-K/A, Exhibit 4.3 of the February 18, 2016 Form 8-K/A is replaced and superseded in its entirety by Exhibit 4.3 to this Form 8-K/A.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 4.3	Pooling and Servicing Agreement governing the issuance of the CFCRE 2016-C3 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-C3, dated as of January 1, 2016, between CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer and as certificate administrator, paying agent and custodian, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 22, 2016	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice Title: President

CGCMT 2016-GC36 – Form 8-K/A

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

4.3	Pooling and Servicing Agreement governing the issuance of the CFCRE 2016-C3 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-C3, dated as of January 1, 2016, between CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer and as certificate administrator, paying agent and custodian, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)